SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, For Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Under Rule 14a-12



                                F & M BANK CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]   No fee required.

    [ ]   Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

    (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5)   Total fee paid:

--------------------------------------------------------------------------------
    [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:

--------------------------------------------------------------------------------
    (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3)   Filing Party:

--------------------------------------------------------------------------------
    (4)   Date Filed:

--------------------------------------------------------------------------------

                                 F&M Bank Corp.
________________________________________________________________________________

                                                              205 S. Main Street
                                                                   P.O. Box 1111
                                                          Timberville, VA  22853
                                                              Tel - 540.896.8941
                                                              Fax - 540.896.2840


March 7, 2000


Dear F & M Bank Corp. Shareholder:

You are cordially invited to attend our annual meeting of shareholders on Saturday, April 8, 2000 at 5:30 P.M. at TURNER ASHBY HIGH SCHOOL, BRIDGEWATER, VIRGINIA. Please note the new time and location. This will be a dinner meeting and we are enclosing a reservation card for your convenience in letting us know whether or not you can be with us. We must receive this card on or before March 29, 2000 to make proper preparations for the meal.

WE HAVE STREAMLINED OUR VOTING PROCESS FOR THIS MEETING AND URGE YOU TO MAIL YOUR COMPLETED PROXY CARD BACK TO US AS SOON AS POSSIBLE PRIOR TO THE MEETING.

We are enclosing a formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 1999 is also enclosed.

We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope.

Sincerely,

F & M BANK CORP.



Julian D. Fisher
President

                                F & M BANK CORP.
                              Timberville, Virginia

                    Notice of Annual Meeting of Shareholders
                     To the Shareholders of F & M Bank Corp.

         The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, April 8, 2000, at 5:30 P.M. at Turner Ashby High School, Bridgewater, Virginia, for the following purposes:

         1.   Election of four directors for three-year terms expiring in 2003.

         2. Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 2000.

         3. Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         Only shareholders of record at the close of business on February 22, 2000 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

         To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may amend your proxy at any time prior to the closing of the polls at the meeting.

                                      By Order of the Board of Directors



                                      Larry A. Caplinger, Secretary

March 7, 2000

                                F & M BANK CORP.
                                 P. O. Box 1111
                           Timberville, Virginia 22853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp. (the Company) to be held Saturday, April 8, 2000 at 5:30 P.M. at Turner Ashby High School, Bridgewater, Virginia, and at any adjournments thereof (the Annual Meeting). The principal executive offices of the Company are located on Main Street, Timberville, Virginia 22853. The approximate mailing date of this Proxy Statement and the accompanying proxy is March 7, 2000.

         The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.

         An  Annual  Report  to  shareholders,   including   current   financial
statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

         Interested shareholders may obtain, without charge, a copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, upon written request to Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853.




                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on February 22, 2000 will be entitled to vote at the Annual Meeting. As of February 22, 2000, the Company had outstanding 2,455,962 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees
(Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of February 22, 2000, by each of the Company's directors and nominees and all of the Company's directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                    Amount Beneficially               Percent of
Name of Owner                              Owned                           Class
--------------------------------------------------------------------------------
Thomas L. Cline                            6,951 1                       .283%

Julian D. Fisher                           92,117 2                     3.751%

Ellen R. Fitzwater                         3,582 3                       .146%

Robert L. Halterman                        29,348                       1.195%

Lawrence H. Hoover, Jr.                    55,095 4                     2.243%

Richard S. Myers                           12,069 5                      .491%

Michael W. Pugh                             784 6                        .032%

Dan B. Todd                                34,438 7                     1.402%

Ronald E. Wampler                           7,500                        .305%

Directors and executive officers
  as a group (9 persons)                   241,884                      9.849%

--------------------------

    1 Includes 3,723 shares owned directly, 3,060 shares owned jointly with another member of his household and 168 shares owned by another member of his household.

    2 Includes 9,427 shares owned directly, 8,201 shares owned by another member of his household and 74,489 shares owned by the Company's stock bonus plan over which Mr. Fisher has voting power.

    3 Includes 2,604 shares owned directly and 978 shares owned jointly with other persons.

    4 Includes 33,536 shares owned directly, 138 shares owned by another member of his household and 21,421 shares owned by unitrusts in which he is one of the trustees.

    5 Includes 4,800 shares owned directly and 7,269 shares held in Mr. Myers' IRA Account.

    6 Includes 600 shares owned directly, 84 shares owned jointly with another member of his household and 100 shares in Mr. Pugh's SEP.

    7 Includes 19,422 shares owned directly, 8,992 shares owned by another member of his household and 6,024 shares held in Mr. Todd's IRA Account.

                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

         Management of the Company knows of no person who has beneficial ownership of 5% or more of the outstanding Common Stock as of February 22, 2000.



PROPOSAL ONE                 ELECTION OF DIRECTORS

         The term of office for the current Class A directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely Ellen R. Fitzwater, Lawrence H. Hoover, Jr., Richard S. Myers and Ronald E. Wampler, for reelection, for a three-year term, by the shareholders at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

                  The Board recommends election of the Class A
              director nominees set forth in this Proxy Statement.



                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.



Name, Age and Position            Director           Principal Occupation During
with the Company                    Since            the Last Five Years


                                Director Nominees
                                -----------------

                                CLASS A DIRECTORS
            (to serve until the 2003 annual meeting of shareholders)

Ellen R. Fitzwater(53)              1999             Corporate accountant, Rocco, Inc. since 1995;
                                                     Partner, Financial Manager Fitzwater Trucking since
                                                     1980

Lawrence H. Hoover, Jr.(65)         1981             Attorney, Partner in Hoover, Penrod, Davenport &
Vice Chairman of the Board                           Crist and its predecessor since 1971

Richard S. Myers(52)                1988             President of Dick Myers Chevrolet-GEO since February
                                                     1991; Owner, TrAndy Apartments, L.L.C. and TrAndy
                                                     Real Estate Holdings, L.L.C.

Ronald E. Wampler(52)               1991             Farmer & partner in Dove Ohio Farms, LLC. and WWTD
                                                     Ohio Farms, LLC

                         Directors Continuing in Office
                         ------------------------------

                                CLASS B DIRECTORS
            (to serve until the 2001 annual meeting of shareholders)

Thomas L. Cline(53)                 1991             President of Truck & Equipment Corp. & Mac Lease, Inc.
                                                     since May 1997; Secretary of North and South Lines, Inc.
                                                     since May 1997; Secretary of Truck Thermo King,
                                                     Inc. and Transport Repairs, Inc. since 1974

Robert L. Halterman(64)             1980             President of Virginia Classic Mustang, Inc., an auto parts company; Partner, H & H Properties

Michael W. Pugh(45)                 1994             President of Old Dominion Realty, Inc.; Partner in
                                                     Tri-City Development Co.; President of Colonial
                                                     Appraisal Service, Inc.; Treasurer of Old Mill
                                                     Enterprises, Inc.; Manager of Pugh Investments L.L.C.
                                                     and Secretary of Oak Tree Enterprises, Inc.

                                CLASS C DIRECTORS
            (to serve until the 2002 annual meeting of shareholders)

Julian D. Fisher(59)                1990             CEO of Farmers & Merchants Bank (the Bank) since
President & CEO                                      May 1996; President of the Bank since Oct. 1991

Dan B. Todd(68)                     1969             CEO of the Bank from 1969 to May 1996; Chairman of
Chairman of the Board                                the Board of the Company and the Bank since Oct. 1991

Board Meetings and Committees

         The Board of the Company met 13 times during 1999. Each member of the Board attended at least 75% of the total number of meetings of the Board and meetings of committees on which he served. The Board of the Bank, which met twice each month in 1999, primarily manages all matters for the Bank. All the directors of the Company are also directors of the Bank.

         The Company has an Audit Committee which reviews the audit and examination reports of the independent public accountants and bank examiners as they relate to the Company and the Bank. The Audit Committee held one meeting during 1999. The present committee members are Directors Cline, Fitzwater, Halterman, and Myers. For the year 1999, the Company did not have a standing nominating or compensation committee.

Compensation of Directors

         All directors of the Company, who are also directors of the Bank, each received $200 for attending each board meeting of the Bank in 1999. They received no additional compensation as directors for Board meetings of the Company. In addition, each director received a bonus of $5,000 for the year ended 1999 and $100 for each committee meeting attended.


                              SUMMARY COMPENSATION

         The Summary Compensation Table below sets forth the compensation of the Company's Chief Executive Officer for all services rendered to the Company and the Bank for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation 1                      Long-Term Compensation

Name and                                                                               All Other
Principal Position           Year         Salary($)         Bonus($)               Compensation ($)3
----------------------------------------------------------------------------------------------------
Julian D. Fisher             1999         $120,000          $45,000 2                   $42,157
President & CEO              1998          110,000           40,000                      42,742
                             1997          100,000           35,000                      29,282

         1 The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus.
         2 The amount presented includes compensation that was deferred at Mr. Fisher's election.
         3 The amounts presented include the Company's contribution for the benefit of Mr. Fisher under the Company's Stock Bonus Plan ($15,322, $16,116 and $14,486 in 1999, 1998 and 1997, respectively), the gross value of life insurance premiums paid by the Company on behalf of Mr. Fisher ($16,106, $16,210 and $14,796 in 1999, 1998 and 1997, respectively) and the Company's contribution for the benefit of Mr. Fisher under the Executive Deferred Compensation Plan for Farmers & Merchants Bank ($10,729 and $10,416 in 1999 and 1998 respectively). Pursuant to a split-dollar insurance agreement between the Company and Mr. Fisher, the Company will be repaid the life insurance premium payments from the proceeds of the insurance policies. Thus, the gross premium payment amounts shown overstate the actual economic benefit to Mr. Fisher.

Severance Plan

         In 1996, the Company and the Bank adopted a change in control severance plan which became effective July 1, 1996. The plan covers employees designated by the Company's Board of Directors, including Mr. Fisher.

         Under the plan, a "covered termination" is a cessation of employment with the Company or its then affiliates within 36 months after a change in control (as defined in the plan) on account of either (i) termination of employment by the covered employee for good reason (defined to mean the occurrence after a change in control of any of the following: the assignment of duties inconsistent with prior duties, the diminution of responsibilities, a reduction in base salary, a transfer of job location of more than 50 miles, a failure to pay compensation or deferred compensation within seven days after due, a failure to continue participation and benefits under any compensation or benefits plan (or any successor or replacement plan) at as favorable a level, or a failure of the Company to require any successor to the Company to comply with the plan) or (ii) termination initiated by the Company or any of its affiliates for any reason other than death, disability, mandatory retirement or cause (as defined in the plan).

         In the event of such a covered termination, a covered employee will be entitled to the following severance benefits: (i) continuation of the employee's base pay (as defined in the plan) through the earlier of his or her death or the third anniversary of the date of the change in control (the severance pay period); (ii) continuation of the availability of coverage, and the employer's regular contribution towards that coverage, under the employer's health care plan during the severance pay period for the employee and his or her eligible dependents; (iii) the right to buy any car that the employee is assigned by the employer at its then fair market value; and (iv) a lump sum payment equal to the value of any qualified or nonqualified retirement benefits forfeited by the employee on account of his or her covered termination.

Indebtedness and Other Transactions

         The Company's directors and officers and other corporations, business organizations, and persons with whom some of the Company's directors and officers are associated, had loan transactions at December 31, 1999 with the Bank totaling approximately $1,332,618, or about 5.3% of average shareholders' equity for the year. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL TWO
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for the Company for 1999 and is being recommended to the Company's shareholders for the ratification of its appointment as auditor for 2000. A representative of S. B. Hoover & Company, L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

                  The Board recommends a vote for Proposal Two.


                              SHAREHOLDER PROPOSALS

         Under the regulations of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 2001 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853 no later than November 7, 2000 in order for the proposal to be considered for inclusion in the Company's Proxy Statement. Any proposal that is received by the Company after January 31, 2001 will be considered untimely for consideration at the 2001 Annual Meeting.

                                         By Order of the Board of Directors



                                         Larry A. Caplinger, Secretary

March 7, 2000

                                      PROXY

                                F & M BANK CORP.

                  Annual Meeting of Shareholders, April 8, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas L. Cline, Robert L. Halterman and Michael W. Pugh, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held April 8, 2000 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of February 22, 2000.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

PROPOSAL ONE
                              ELECTION OF DIRECTORS

 _                                                  _
|_| FOR all nominees listed below                  |_| WITHHOLD AUTHORITY to vote for all
      (except as marked to the contrary below)           nominees listed below

        Ellen R. Fitzwater, Lawrence H. Hoover, Jr., Richard S. Myers and
            Ronald E. Wampler for three-year terms to expire in 2003.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

PROPOSAL TWO

          RATIFICATION OF APPOINTMENT OF S. B. HOOVER & COMPANY, L.L.P.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
      _                              _                           _
     |_| FOR                        |_| AGAINST                 |_| ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy with the exception of any stock listed in the name of the owner TOD to another individual. If signing as a trustee, executor, etc., please so indicate.

                                           Date Signed: ________________________

                                           _____________________________________
                                                   Signature
                                           _____________________________________
                                                   Signature